EXHIBIT (I)
                                                              -----------



                                     CONSENT
                                       OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP



       We consent to the reference to our firm under the heading "Counsel" in Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The Gabelli Westwood Funds as filed with the Securities and Exchange Commission on December 2, 2004.



                                    PAUL, HASTINGS, JANOFSKY & WALKER LLP


New York, New York
December 2, 2004




NY55/415930.1